Supplement Dated September 29, 2009 to your Prospectus

333-72042	PremierSolutions (Standard – Series A-II)
PremierSolutions (Standard – Series A) HV-5795

333-151805	Premier Innovations – HV-6776
Premier Innovations (Series II)

Supplement Dated September 29, 2009 to your Prospectus

FUND CLOSURE

JP MORGAN SMALL CAP EQUITY FUND

JP Morgan Small Cap Equity Fund Sub-Account is closed to all Contracts issued after October 9, 2009.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE